UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04710

Exact name of registrant as specified in charter:	The Asia Pacific Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	3/31/2005

Date of reporting period:	3/31/2005

Explanatory Note

This filing is an amendment to the registrant’s original Certified Shareholder Report on Form N-CSR filed by the registrant on June 9, 2005, relating to its fiscal year ended March 31, 2005. The registrant hereby amends its original report by submitting revised certifications required by Section 302 of the Sarbanes-Oxley Act, filed herewith as EX-99.CERT. The revised certifications include certain representations with respect to internal control over financial reporting that had been inadvertently omitted from the certifications submitted with the registrant’s original report because of the use of a previously authorized, but superseded, form of certification. The registrant also hereby amends Item 5 of its original report by adding the disclosure required by that item.

This amendment does not reflect events occurring after the filing of the registrant’s original report, and, other than amend the certifications required by Section 302 of the Sarbanes-Oxley Act and add the disclosures required by Item 5, does not modify or update the disclosures in the original report in any way.

Item 5.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Robert H. Burns, Michael J. Downey, Duncan M. McFarland, David G.P. Scholfield and Nicholas T. Sibley.

Item 12.	Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Asia Pacific Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date August 26, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald G.M. Watt
Ronald G.M. Watt
President and Principal Executive Officer

Date August 26, 2005

By (Signature and Title)*	/s/ Robert F. Gunia
Robert F. Gunia
Treasurer and Principal Financial Officer

Date August 26, 2005

*	Print the name and title of each signing officer under his or her signature.